Exhibit 10.2
AMENDMENT
TO
STOCK PURCHASE WARRANT
     This Amendment to Stock Purchase Warrant (the “Amendment”) is entered into as of this ____ day of January, 2011, and effective July 2, 2009, by and between Environmental Tectonics Corporation, a Pennsylvania corporation (the “Company”), and H.F. Lenfest (“Holder”).
BACKGROUND
     WHEREAS, on July 2, 2009, the Company issued to Holder a warrant to purchase 450,450 shares of the Company’s common stock, par value $0.05 per share (the “Warrant”); and
     WHEREAS, the Company and Holder each desire to amend the Warrant under the terms set forth herein;
     NOW, THEREFORE, in consideration of the covenants contained herein, and the payment from the Company to the Holder of five hundred dollars ($500.00 ), the parties hereby amend the Warrant as follows:
AMENDMENT
     1. Amendment. Subsection (a) of Section 6 of the Warrant is the hereby deleted in its entirety and replaced with the words “Intentionally Deleted.” Subsections (b) through (k) of Section 6 of the Warrant are each hereby designated as subsections (a) through (j), respectively. All references to subsections (b) through (k) of Section 6 of the Warrant are hereby amended to correspond to the appropriate subsections of Section 6 of the Warrant as amended hereby.
     2. Warrant Remains In Effect. Except as expressly set forth herein, the Warrant shall remain unmodified and in full force and effect.
     3. Miscellaneous. This Amendment may be executed in any number of counterparts and by each of the undersigned on separate counterparts, which counterparts when taken together shall constitute one and the same instrument. The Warrant, as amended and modified by the provisions of this Amendment, shall constitute and be construed as a single agreement. Headings contained in this Amendment are for reference purposes only and shall not affect the interpretation of any provisions contained herein.
[Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment as of the date and year first set forth above.
ENVIRONMENTAL TECTONICS CORPORATION
By: /s/ Duane D. Deaner
Name: Duane D. Deaner
Title: Chief Financial Officer
ACKNOWLEDGED AND AGREED:
/s/ H.F. Lenfest
H.F. Lenfest